                                   THE TORO COMPANY
                              DEFERRED COMPENSATION PLAN
                                     FOR OFFICERS


     The Toro Company hereby establishes The Toro Company Deferred Compensation Plan for Officers. The purpose of the Plan is to provide the opportunity for selected officers of Toro to defer receipt of compensation that may be payable under the AMIP II and, at the same time, to acquire and retain Common Stock in the form of Common Stock Units.


                                      ARTICLE I.
                                     DEFINITIONS

     Section 1.1 DEFINITIONS. When used in the Plan with initial capital letters, the following terms have the meanings indicated unless a different meaning is plainly required by the context:

     "Account" means a book entry account established and maintained in the Company's records in the name of a Participant pursuant to Articles II and III of the Plan, and includes Retained Units Accounts and Matching Units Accounts.

     "AMIP II" means The Toro Company Annual Management Incentive Plan II, as amended from time to time.

     "Annual Performance Award" means an award granted under the AMIP II pursuant to which annual incentive compensation based on achievement of annual performance goals may be paid.

     "Base Cash Award" means the actual amount of an award payment that may be paid under an Annual Performance Award and deferred under a Stock Retention Award, as calculated in accordance with the AMIP II.

     "Board of Directors" means the Board of Directors of Toro.

     "Change of Control" means the earliest to occur of (a) a public announcement that a Party has acquired or obtained the right to acquire beneficial ownership of 20% or more of the outstanding shares of Common Stock of Toro, (b) the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a party of 20% or more of the outstanding shares of Common Stock of Toro, or (c) the occurrence of a tender offer, exchange offer, merger, consolidation, sale of assets or contested election or any combination thereof, that causes (or would cause) the persons who were directors of Toro immediately before such Change of Control to cease to constitute a majority of the Board of Directors of Toro or of any parent of or successor to Toro.


     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Stock" means the Common Stock, par value $1.00 per share, and the related Preferred Share Purchase Rights, of Toro as such shares may be adjusted in accordance with subparagraph 8.i. of the AMIP II.

     "Compensation Committee" means the Compensation Committee of the Toro Board of Directors, which has the authority to administer the AMIP II.

     "Deferral Election" shall mean the written election form set forth in Exhibit B hereto.

     "Disability" means a Participant is permanently disabled and unable to work and entitled to a disability benefit under a program sponsored or maintained by Toro.

     "Effective Date" means January 21, 1998, the date the Plan was adopted by the Board of Directors, subject to stockholder approval at the March 18, 1998 Annual Meeting of Stockholders.

     "Eligible Officer" means an officer of Toro described in Section 2.1.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Fiscal Year" means the fiscal year of Toro, which year begins on November 1 and ends on the following October 31.

     "Matching Units Account" means an Account with entries denominated in Units (including fractions) that are credited in accordance with Section 3.3.

     "Participant" means an Eligible Officer who delivers a Deferral Election in accordance with Sections 2.2 and 2.3 of the Plan and for whom Units are actually credited to an Account. An individual shall not cease to be a Participant if the person ceases to be an Eligible Officer, so long as Units have been credited to such Participant's Accounts.

     "Plan" means The Toro Company Deferred Compensation Plan for Officers, as amended from time to time.

     "Retained Units Account" means an Account with entries denominated in Units (including fractions) that are credited in accordance with Section 3.2 of the Plan.

     "Stock Retention Award" means a right granted under the AMIP II to elect
(i) to convert to shares of Common Stock or (ii) to defer through the Plan, into Units, up to 50% of a Base Cash Award and to receive additional incentive compensation in the form of one additional Unit for every two Units acquired upon conversion.

     "Toro" means The Toro Company, a Delaware corporation.

     "Trust" means a trust which shall be established or maintained by Toro that may be used in connection with this Plan to assist Toro in meeting its obligations under the Plan. Such a Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of any such Trust.

     "Trustee" means the corporation or person or persons selected by Toro to serve as Trustee for the Trust.

     A "Unit" has a value equal to one share of Common Stock or fraction thereof, adjusted in accordance with paragraph 8.i. of the AMIP II.


                                      ARTICLE II
                  ELIGIBILITY, PARTICIPATION AND DEFERRAL ELECTION

     Section 2.1 ELIGIBILITY. An officer of Toro who is granted a Stock Retention Award under the AMIP II is eligible to participate in the Plan.

     Section 2.2. PARTICIPATION. An Eligible Officer shall become a Participant in the Plan by executing and delivering to Toro a Deferral Election.

     Section 2.3.  DEFERRAL ELECTION.

     (a) DEADLINE FOR DELIVERY. A Participant may elect to defer Base Cash Award compensation that may be earned under the AMIP II by completing and submitting to Toro a Deferral Election not later than the December 31 immediately following the grant to such individual of a Stock Retention Award. Notwithstanding the foregoing, the deadline for delivering a Deferral Election in the year in which the Plan is implemented and for new Eligible Officers shall be as follows:

          (i) In the year in which the Plan is first implemented, an Eligible Officer may make a Deferral Election with respect to a Base Cash Award that may be paid in connection with the Stock Retention Award most recently granted not later than 30 days after the Effective Date of the Plan, but at least six months prior to the date on which the Base Cash Award becomes payable.

          (ii) In the year in which an individual first becomes an Eligible Officer, if at a time other than that date the Compensation Committee typically makes awards to other officers, the Eligible Officer may make a Deferral Election with respect to a Base Cash Award that may be paid in connection with a Stock Retention Award granted in connection with becoming an Eligible Officer not later than 30 days after the date the individual becomes an Eligible Officer, but at least six months prior to the date on which the Base Cash Award becomes payable.

     (b) AMOUNT TO BE DEFERRED. The Deferral Election shall relate to compensation that may be earned with respect to the fiscal year to which the Stock Retention Award relates (the fiscal year ending on the subsequent October 31). A Deferral Election may designate up to 50% of a Base Cash Award to be deferred and credited to the Participant's Retained Units Account.

     (c) EFFECTIVENESS. The Deferral Election is irrevocable and shall be effective upon delivery to the Director of Compensation and Benefits of Toro and shall remain in effect only with respect to the fiscal year for which it is made.

     (d) RECORD OF PARTICIPANTS. The name of each Participant and the date on which participation commences with respect to each Stock Retention Award shall be recorded on Exhibit A which is attached hereto and which shall be revised from time to time by the Secretary or Assistant Secretary of Toro, or their designee.

                                     ARTICLE III
                                PARTICIPANTS' ACCOUNTS

     Section 3.1 GENERAL.

     (a) CERTIFICATION REQUIRED. No Units or other amount shall be credited to any Account with respect to any Stock Retention Award relating to a particular fiscal year until the Compensation Committee has certified in writing that the performance goals established with respect to that fiscal year have been achieved.

     (b) SEPARATE ACCOUNTS. The value of each of a Participant's Retained Units Account and Matching Units Account shall be accounted for separately.

     (c) ACCOUNT VALUE. The value of Units in any Account shall fluctuate with the Fair Market Value of the Common Stock, as defined in Section 3.1(d)(i).

     (d) DIVIDENDS. In the event that Toro pays dividends on its Common Stock, each Retained Units Account and Matching Units Account shall be credited with additional Units (including fractions). The number of additional Units to be credited shall be determined by dividing the aggregate dollar value of the dividends that would be paid on the Units, if such Units were Common Stock, by the Fair Market Value of one share of the Common Stock on the record date for payment of dividends.

                (i) "Fair Market Value" (as defined in the AMIP II) means
                    the closing price of one share of Common Stock as reported in THE WALL STREET JOURNAL.

     (e) CONTINUATION OF ACCOUNTS. Notwithstanding that a Participant ceases to be an Eligible Officer, any Accounts established for such Participant shall continue to be maintained until distribution of the assets in accordance with the Plan and the Participant's Deferral Election.

     Section 3.2.  RETAINED UNITS ACCOUNT.

     (a) NUMBER OF UNITS TO BE CREDITED. The dollar amount of the portion of a Base Cash Award subject to a Deferral Election with respect to any Stock Retention Award shall be divided by the Fair Market Value of the Common Stock and the resulting number of Units (including fractions) shall be credited to a Participant's Retained Units Account.

                (i) For purposes of Sections 3.2 and 3.3, Fair Market Value shall be determined as of the date that the Compensation Committee makes the certification required under paragraph 7 of the AMIP II and Subsection 3.1(a) of this Plan.

     Section 3.3.  MATCHING UNITS ACCOUNT.

     (a) NUMBER OF UNITS TO BE CREDITED. One-half of the dollar amount of the portion of the Base Cash Award subject to the Deferral Election with respect to any Stock Retention Award shall be divided by the Fair Market Value of the Common Stock and the resulting number of Units (including fractions) shall be credited to a Participant's Matching Units Account.

                                     ARTICLE IV.
                                       VESTING

     Section 4.1    RETAINED UNITS ACCOUNT.

     Retained Units (including fractions) credited to a Participant's Retained Units Account shall be 100% vested at all times.

     Section 4.2    MATCHING UNITS ACCOUNT.

     (a) GENERAL REQUIREMENT. Matching Units shall vest only if Retained Units related to the Units credited as Matching Units remain credited to a Participant's Retained Units Account through the requisite vesting periods and all other requirements of the AMIP II have been met by the Participant, except as otherwise provided in paragraph 8.f. of the AMIP II. Forfeited Units shall not be reallocated or credited to the Accounts of remaining Participants.

     (b) VESTING SCHEDULE. Matching Units (including fractions), credited to a Participant's Matching Units Account with respect to a Stock Retention Award shall vest in accordance with the following schedule:


                          DATE                     PERCENTAGE OF UNITS TO VEST
                          ----                     ---------------------------
     -  At the end of the second year after the             First 25%
        date  Units  are  first  credited  to a
        Matching Units Account
     -  At  the end of the third year after the             Second 25%
        date  Units  are  first  credited  to a
        Matching Units Account
     -  At the end of the fourth year after the             Third 25%
        date  Units  are  first  credited  to a
        Matching Units Account
     -  At  the end of the fifth year after the             Final 25%
        date  Units  are  first  credited  to a
        Matching Units Account


     (c) DEATH OR DISABILITY. Notwithstanding any provision herein or in the AMIP II to the contrary, in the event of a Participant's death or Disability, vesting shall accelerate and all Matching Units shall vest in full.

     (d) RETIREMENT. Notwithstanding any provision herein or in the AMIP II to the contrary, in the event of a Participant's retirement at or after age 65, vesting shall accelerate and all Matching Units shall vest in full. Notwithstanding the foregoing, if within one year after such retirement the Participant is employed or retained by a company that competes with the business of Toro, or such individual violates any confidentiality agreement with Toro, Toro may demand the return of the economic value of the Matching Units which vested early under this Subsection 4.2.(d).

     (e) EARLY RETIREMENT. Notwithstanding any provision herein or in the AMIP II to the contrary, in the event of a Participant's retirement at or after age 55 but before age 65, the Participant's Retained Units shall remain credited to the Retained Units Account until the earlier of the date the Participant reaches age 65 or until applicable vesting requirements have been fulfilled, and Matching Units shall continue to vest in accordance with the Vesting Schedule of Subsection 4.2(b), until vesting is accelerated by Participant's attaining age 65. Notwithstanding the foregoing, if within one year after such early retirement the Participant is employed or retained by a company that competes with the business of Toro, or such individual violates any confidentiality agreement with Toro, Toro may demand the return of the economic value of the Matching Units which vested after the date of early retirement under this Subsection 4.2.(e).

     (f) VOLUNTARY RESIGNATION. In the event that a Participant resigns voluntarily, Matching Units held in such Participant's Account that have not yet vested shall not vest and shall be forfeited, unless otherwise determined by the Chair of the Compensation Committee, in his or her discretion, upon recommendation by the Chief Executive Officer of Toro.

     (g) CHANGE OF CONTROL. All Matching Units that have not yet vested shall vest if there is a Change of Control.

                                      ARTICLE V.
                                    DISTRIBUTIONS.

     Section 5.1 DISTRIBUTABLE EVENTS. Benefits shall be payable under the Plan to or on behalf of a Participant, in accordance with the elections made by the Participant under the Plan, upon the earliest to occur of the following events:

     (a)  death;

     (b)  Disability; or

     (c)  termination of employment.

     Section 5.2  DISTRIBUTION OF BENEFITS.

     (a) VALUE OF BENEFITS. In the event a Participant becomes eligible to receive a payment under the Plan, the Participant shall be entitled to receive the value of the Retained Units Account and the vested portion of the Matching Units Account. If a Participant elects to receive benefits under the installment payment method referred to in Subsection 5.2(d), the Participant's Accounts shall continue to be credited with additional Units equal in value to dividends that would be paid on Units remaining in the Accounts, if such Units were Common Stock.

     (b) ELECTION OF METHOD OF PAYMENT. Benefits payable to a Participant or, in the event of the Participant's death, to the Participant's designated beneficiary under the Plan shall be paid in accordance with one of the available methods of payment referred to in Subsection 5.2(d) in accordance with the Participant's most recently-dated Deferral Election form.

     (c) CHANGE IN ELECTION OF METHOD OF PAYMENT. An election of a method of payment will apply to all benefits payable to or on behalf of a participant under the Plan, including amounts deferred in prior years and subject to a prior election. A Participant may change the method of payment by electing another method available under the Plan, but such change in the method of payment will not be effective until the calendar year following the calendar year in which the change was elected. Further, in no event will any such change in the method of payment be effective if such change is elected during the calendar year in which the distributable event occurs and no further elections may be made once a distributable event occurs.

     (d) AVAILABLE METHODS OF PAYMENT. Available methods of payment are (i) approximately equal annual installment payments over a period certain (not to exceed ten (10), unless a longer period is approved by the Compensation Committee) or (ii) a lump sum payment.

     (e) COMPENSATION COMMITTEE DISCRETION. The Compensation Committee may, in its sole discretion, reduce the payment period over which payments would have been made pursuant to the method of payment selected by a Participant.

     (f) ABSENCE OF ELECTION OF METHOD OF PAYMENT. Absent a Deferral Election specifying a method of payment, benefits payable under the Plan to or on behalf of a Participant shall be paid in a lump sum payment to the Participant, or in the event of the Participant's death, to the Participant's designated beneficiary under the Plan.

     Section 5.3 OTHER DISTRIBUTIONS. Notwithstanding any provision in this Plan to the contrary, if at any time, a court or the Internal Revenue Service determines that the value of any Units credited to a Participant's Accounts under the Plan or Trust is includable in the gross income of the Participant and subject to tax, the Compensation Committee may, in its sole discretion, permit a lump sum distribution of an amount equal to the value of the units determined to be includable in the Participant's gross income.

     Section 5.4 COMMENCEMENT OF DISTRIBUTIONS. Notwithstanding any provision in this Plan to the contrary, payment of a benefit shall begin in accordance with the provisions of this Section 5.4.

     (a) DEATH OR DISABILITY. If a benefit is payable in the event of a Participant's death or Disability, payment shall begin on the 15th day of the first month immediately following the month in which the Participant's death occurred or the determination of such Disability is made.

     (b) OTHER TERMINATION. Except as otherwise provided in this Section 5.4, if a benefit is payable in the event of a Participant's termination of employment, payment shall begin on or about the 15th day of January immediately following the calendar year in which the Participant's termination of employment occurs.

     (c) EARLY RETIREMENT. If a Participant has properly made an early distribution election on a Deferred Election, and the Compensation Committee has consented to the election, in the event of a Participant's retirement on or after the date on which the Participant attains age 55 at a time when the Units in the Participant's Matching Units Accounts are not yet fully vested under Subsection 4.2(b) of the Plan, the Participant shall forfeit Matching Units that have not vested at the date of early retirement, and payment shall begin on or about the 15th day of January immediately following the calendar year in which (i) the applicable vesting requirements are fulfilled or (ii) the Participant attains age 65, whichever is earlier.

     Section 5.5 FORM OF PAYMENT. If a benefit is payable to or on behalf of a Participant under the Plan, vested Units shall be distributed in the form of an equal number of shares of Common Stock and any vested fractional Unit shall be converted into cash based on the Fair Market Value of the Common Stock immediately prior to distribution, unless the Compensation Committee in its sole discretion, determines to pay the entire benefit in cash. Common Stock may be original issue shares, treasury shares or shares purchased in the market or from private sources of a combination thereof.

                                     ARTICLE VI.
                                      THE TRUST

     Section 6.1 THE TRUST. In order to provide assets from which to pay the benefit obligations to the Participants and their beneficiaries under the Plan, Toro shall maintain a Trust by a trust agreement with a third party, the Trustee, to which Toro may, in its discretion, contribute cash or other property, including securities issued by Toro, to provide for the benefit payments under the Plan. However, in the event of a Change of Control, Toro shall, as soon as possible, but in no event longer than 30 days following the Change of Control, make irrevocable contributions to the Trust in amounts that are sufficient to pay the Participants or beneficiaries the benefits to which the Participants or their beneficiaries would be entitled pursuant to the terms of the Plan as of the date on which the Change of Control occurred, including benefits that vest under Subsection 4.2(g) as a result of the Change of Control. The Trustee will have the duty to invest the Trust assets and funds in accordance with the terms of the Trust. Toro is entitled at any time, and from time to time, in its sole discretion, to substitute assets of equal fair market value for any assets held in the Trust. All rights associated with the assets of the Trust will be exercised by the Trustee or the person designated by the Trustee, and will in no event be exercisable by or rest with Participants or their beneficiaries. The Trust shall provide that in the event of the insolvency of Toro or any of its affiliated companies, the Trustee shall hold the assets for the benefit of the general creditors of Toro and its affiliated companies. The Trust shall be based substantially on the model trust contained in Internal Revenue Service Revenue Procedure 92-64.

     Section 6.2 NO ASSETS REQUIRED. Neither the Plan nor any of the Accounts shall hold or be required to hold actual shares of Common Stock, funds or assets.

                                     ARTICLE VII
                                  NONTRANSFERABILITY

     Section 7.1 ANTI-ALIENATION OF BENEFITS. Units credited to a Participant's Accounts, and any rights or privileges pertaining thereto, may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process; and no interest or right to receive a benefit may be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

     Section 7.2 INCOMPETENT PARTICIPANTS. If any person who may be eligible to receive a benefit under the Plan has been declared incompetent and a conservator or other person legally charged with the care of such person or of his or her estate has been appointed, any benefit payable under the Plan which the person is eligible to receive shall be paid to such conservator or other person legally charged with the care of the person or his or her estate. Except as provided above, when the Compensation Committee has determined that such a person is unable to manage his or her affairs, the Compensation Committee may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of Toro and the Plan therefor.

     Section 7.3 DESIGNATED BENEFICIARY. In the event of a Participant's death prior to the payment of all or a portion of any benefits which may be payable with respect to the Participant under the Plan, the payment of any benefits payable on behalf of the Participant under the Plan shall be made to the Participant's beneficiary designated on the Deferred Election form provided to the Participant by Toro. If no such beneficiary has been designated, payment shall be made as required under the Participant's will; or, in the event that there shall be no will under applicable state law, then to the persons who, at the date of the Participant's death, would be entitled to share in the distribution of such deceased Participant's personal estate under the provisions of the applicable statute then in force governing the decedent's intestate property.

                                    ARTICLE VIII.
                                     WITHHOLDING

     Section 8.1 WITHHOLDING. The amounts payable pursuant to the Plan may be reduced by the amount of any federal, state or local taxes required by law to be withheld with respect to such payments.

                                     ARTICLE IX.
                                   VOTING OF STOCK

     Section 9.1 VOTING OF COMMON STOCK. Participant's shall not be entitled to voting rights with respect to Units.

                                      ARTICLE X.
                              ADMINISTRATION OF THE PLAN

     Section 10.1 ADMINISTRATOR. The administrator of the Plan shall be Toro. However, the Compensation Committee shall act on behalf of Toro with respect to the administration of the Plan and may delegate authority with respect to the administration of the Plan to a committee, person or persons as it deems necessary or appropriate for the administration and operation of the Plan. It is Toro's intention that with respect to Participants subject to Section 16 of the Securities Exchange Act of 1934, transactions under the Plan will comply with all applicable requirements of Rule 16b-3 or its successors. To the extent any action by the administrator fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Compensation Committee.

     Section 10.2 AUTHORITY OF ADMINISTRATOR. Toro shall have the authority, duty and power to interpret and construe the provisions of the Plan as it deems appropriate; to adopt, establish and revise rules, procedures and regulations relating to the Plan; to determine the conditions subject to which any benefits may be payable; to resolve all questions concerning the status and rights of Participants and others under the Plan, including, but not limited to, eligibility for benefits, and to make any other determinations necessary or advisable for the administration of the Plan. Toro shall have the duty and responsibility of maintaining records, making the requisite calculations and disbursing payments hereunder. The determinations, interpretations, regulations and calculations of Toro shall be final and binding on all persons and parties concerned. The Secretary of Toro shall be the agent of the Plan for the service of legal process in accordance with Section 502 of ERISA.

     Section 10.3 OPERATION OF PLAN. Toro shall be responsible for the general operation and administration of the Plan and for carrying. out the provisions thereof. Toro shall be responsible for the expenses incurred in the administration of the Plan. Toro shall also be responsible for determining eligibility for payments and the amounts payable pursuant to the Plan. Toro shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by Toro with respect to the Plan.

     Section 10.4 CLAIMS PROCEDURES. Toro intends to make payments under the Plan without a Participant submitting a claim form. However, a Participant who believes a payment is due under the Plan may submit a claim for payments. For claims procedures purposes, the "Claims Manager" shall be Toro.


     (a) CLAIM. A claim for payments under the Plan must be made by the Participant or his or her beneficiary (the "claimant" in this Section and Section 10.5) in writing filed with the Claims Manager and must state the claimant's name and the nature of benefits payable. If a claim for payments under the Plan is denied by Toro, the Claims Manager shall deliver to the claimant a written explanation setting forth the reasons for the denial, references to the pertinent provisions of the Plan on which the denial is based, a description of any information necessary for the claimant to perfect the claim and an explanation of why such information is necessary, and information on the procedures to be followed by the claimant in obtaining a review of his or her claim, all written in a manner calculated to be understood by the claimant. For this purpose:

         (i) The claimant's claim shall be deemed to be filed when actually received by the Claims Manager.

         (ii) The Claims Manager's denial of a claim, if there is one, shall be delivered to the claimant not later than 90 days after the date the claimant's claim is filed.

     (b) CLAIM DENIAL PROCEDURES. The claimant shall have 60 days following receipt of the denial of a claim to file with the Claims Manager a written request for review of the denial.

     (c) CLAIMS MANAGER DECISION. The Claims Manager shall review the denial and furnish the claimant with a response not later than 60 days after receipt of the claimant's request for review of the denial. The decision on review shall be in writing and shall include reasons for the decision, written in a manner calculated to be understood by the claimant, as well as references to the pertinent provisions in the Plan on which the decision is based. If a copy of the decision is not so furnished to the claimant within such 60 days, the claim shall be deemed denied on review. In no event may a claimant commence an arbitration of a claim until the claimant has exhausted all of the remedies and procedures afforded by this Section 10.4.

     Section 10.5  ARBITRATION.

     (a) In the event that a claimant has exhausted all of the remedies afforded by the claims procedures of Section 10.4, and a claim or controversy relating to the Plan remains, the claim or controversy shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), as modified by this Section.

     (b) An award rendered in connection with an arbitration pursuant to this
         Section 10.5 shall be final and binding and judgment upon such an award may be entered and enforced in any court of competent jurisdiction.

     (c) The forum for arbitration under this Plan shall be Minneapolis, Minnesota and the governing law for such arbitration shall be laws of the State of Delaware.

     (d) Arbitration under this Section shall be conducted by a single arbitrator selected jointly by Toro and the claimant.

         If within 30 days after a demand for arbitration is made, Toro and the claimant are unable to agree on a single arbitrator, three arbitrators shall be appointed.

         Each party shall select one arbitrator and those two arbitrators shall then select a third neutral arbitrator within 30 days after their appointments. In connection with the selection of the third arbitrator, consideration shall be given to familiarity with executive compensation plans and experience in dispute resolution between parties, as a judge or otherwise. If the arbitrators selected by the parties cannot agree on the third arbitrator, they shall discuss the qualifications of such third arbitrator with the AAA, prior to selection of such arbitrator, which selection shall be in accordance with the Commercial Arbitration Rules of the AAA.

     (e) If an arbitrator cannot continue to serve, a successor to an arbitrator selected by a party shall be also selected by the same party, and a successor to a neutral arbitrator shall be selected as specified in subsection (d) of this section. A full rehearing will be held only if the neutral arbitrator is unable to continue to serve or if the remaining arbitrators unanimously agree that such a rehearing is appropriate.

     (f) The arbitrator or arbitrators shall be guided, but not bound, by the Federal Rules of Evidence and by the procedural rules, including discovery provisions, of the Federal Rules of Civil Procedure. Any discovery shall be limited to information directly relevant to the controversy or claim in arbitration.

     (g) The parties shall each be responsible for their own costs and expenses, except for the fees and expenses of the arbitrators, which shall be shared equally by Toro and the claimant.

     Section 10.6 PARTICIPANT'S ADDRESS. Each Participant shall keep Toro informed of his or her current address and the current address of his or her beneficiary. Toro shall not be obligated to search for any person. If the location of a Participant is not made known to Toro within three (3) years after the date on which payment of the Participant's benefits payable under the Plan may be made, payment may be made as though the Participant had died at the end of the three-year period. If, within one (1) additional year after such three-year period has elapsed, or, within three (3) years after the actual death of a Participant, Toro is unable to locate any designated beneficiary of the Participant (including the Participant's estate), then Toro shall have no further obligation to pay any benefit hereunder to or on behalf of such Participant or designated beneficiary and such benefits shall be irrevocably forfeited.

     Section 10.7 LIABILITY. Notwithstanding any of the provisions of the Plan to the contrary, neither Toro nor any individual acting as an employee or agent of Toro shall be liable to any Participant or any other person for any claim, loss, liability or expense incurred in connection with the Plan, unless attributable to fraud or willful misconduct on the part of Toro or any such employee or agent of Toro.

                                     ARTICLE XI.
                               MISCELLANEOUS PROVISIONS

     Section 11.1 NO EMPLOYMENT RIGHTS. Neither the Plan nor any action taken hereunder shall be construed as giving any employee a right to be employed by Toro.

     Section 11.2 UNFUNDED AND UNSECURED. The Plan shall at all times be considered entirely unfunded both for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. Funds invested hereunder shall continue for all purposes to be part of the general assets of Toro and available to the general creditors of Toro in the event of a bankruptcy (involvement in a pending proceeding under the Federal Bankruptcy
Code) or insolvency (inability to pay debts as they mature). In the event of such a bankruptcy or insolvency, Toro is required to notify the Trustee of the Trust and each Participant in writing of such an occurrence within one (1) day of Toro's knowledge of such occurrence. No Participant or any other person shall have any interests in any particular assets of Toro by reason of the right to receive a benefit under the Plan and to the extent a Participant or any other person acquires a right to receive benefits under the Plan, such right shall be no greater than the right of any general unsecured creditor of Toro. The Plan constitutes a mere promise by Toro to make payments to the Participants in the future. Nothing contained in the Plan shall constitute a guaranty by Toro or any other person or entity that any funds in any trust or the assets of Toro will be sufficient to pay any benefit hereunder. Furthermore, no Participant shall have any right to a benefit under the Plan except in accordance with the terms of the Plan.

     Section 11.3 SINGULAR AND PLURAL. Except when otherwise required by the context, any singular terminology shall include the plural.

     Section 11.4 SEVERABILITY. If a provision of the Plan shall be held to be illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     Section 11.5 APPLICABLE LAW. To the extent not preempted by the laws of the United States, the laws of the State of Delaware shall apply with respect to the Plan.

                                     ARTICLE XII.
                               AMENDMENT OR TERMINATION

     Section 12.1 AMENDMENT OR TERMINATION OF THE PLAN. Toro reserves the power to amend or terminate the Plan at any time by action of the Compensation Committee, ratified by the Board of Directors, but

     (a) no amendment or termination of the Plan may alter, impair or reduce any benefit of a Participant under the Plan to which such Participant may have previously become entitled prior to the effective date of such amendment or termination, without the written consent of such Participant, and

     (b) no amendment may be made that would contravene the provisions of paragraph 12 of the AMIP II, if applicable, and

     (c) no amendment may increase the benefits payable to a Participant who is referred to in Section 162(m) of the Code unless the AMIP II has first been amended to permit an increase, in accordance with the provisions of paragraph 12 of the AMIP II relating to stockholder approval.

     Section 12.2 ACCOUNTS AFTER TERMINATION. No further Units (or fractions thereof) shall be credited to any Account of any Participant after the date on which the Plan is terminated, except that (a) Accounts shall continue to be credited with additional Units (and fractions thereof) equal in value to dividends paid on an equivalent value of Common Stock, if any, in accordance with Section 3.1(d) until all benefits are distributed to a Participant or to the Participant's beneficiaries and (b) the distribution provisions of the Plan shall continue in effect as if the Plan had not been terminated. Accordingly, upon such termination of the Plan the benefits credited to the Accounts shall be payable in accordance with the elections made by the Participants and the distribution provisions of the Plan.


Dated this 21 day of January, 1998.



                                        THE TORO COMPANY



                                        By: /s/ K. B. Melrose
                                        Title: Chairman & CEO

                                                                 EXHIBIT B
                                  DEFERRAL ELECTION
                                         FOR
               THE TORO COMPANY DEFERRED COMPENSATION PLAN FOR OFFICERS


TO:  OFFICERS ELIGIBLE TO PARTICIPATE IN
     THE TORO COMPANY DEFERRED COMPENSATION PLAN FOR OFFICERS


     As a recipient of a Stock Retention Award under The Toro Company Annual Management Incentive Plan II (the "AMIP II") for Fiscal 1998, you are eligible to participate in The Toro Company Deferred Compensation Plan for Officers (the "Plan"). If you wish to do so, please complete each of the three sections of this Deferral Election, and sign the form in the space indicated.

     This deferral election applies to Fiscal 1998 AMIP II compensation only. The deadline for returning this form to the Director of Compensation and Benefits is February 20, 1998. Note: If you become eligible to participate in the Plan in future years, the deadline for returning the form will generally be earlier--that is, December 31 of the year in which a Stock Retention Award is granted.

     If Toro stockholders do not approve AMIP II amendments which create Stock Retention Awards at the March 18, 1998 Annual Meeting, this Deferral Election will be null and void and of no effect.

I.   DEFERRAL ELECTION

     A. I hereby elect to participate in the Plan and to defer a portion of the Base Cash Award that I may earn under the AMIP II.

     B. The percentage of my Base Cash Award that I wish to defer is _______ % (the percentage must be 50% or less). I understand that this election is irrevocable.

        Base Cash Award means the actual amount you will be paid under an Annual Performance Award, if pre-established Performance Goals are achieved. The amount may be more or less than the Target Payout, but not more than the Maximum Payout, established for you by the Compensation Committee at the beginning of the year. If Performance Goals are not achieved at minimum levels, no Base Cash Award will be paid and no compensation will be deferred under this Plan.

II.  DISTRIBUTION OF BENEFITS

     A. PAYMENT IN COMMON STOCK. I understand that benefits payable under the Plan will be distributed in shares of Common Stock equal to the number of Retained Units and vested Matching Units credited to my Accounts, unless the

        Compensation Committee, in its sole discretion, determines to pay benefits in cash.

        If I elect as my Method of Payment annual installment payments, the number of shares of Common Stock that will be distributed to me in each annual installment will be determined immediately prior to each distribution by dividing the total number of Units then credited to my Accounts by the number of annual installment payments remaining.

     B. METHOD OF PAYMENT. I hereby elect to have the entire value of my Retained Units Account and the vested portion of my Matching Units Account paid to me, or to my beneficiary in the event of my death, in the following manner:

        1. DEATH OR DISABILITY. In the event of my death or Disability (as defined in the Plan), (complete only one of the following)

                ____ in one lump sum payment, or

                ____ in approximately equal annual installment payments for
                     ______ (a number not greater than 10) years,

                in either case, beginning on or about the 15th day of the first month immediately following the month in which my death occurs or the determination of such Disability is made.

        2. TERMINATION OF EMPLOYMENT. In the event of my termination of employment, including retirement at or after age 65, (complete only one of the following)

                ____ in one lump sum payment, or

                ____ in approximately equal annual installment payments for
                     ______ (a number not greater than 10) years,

                in either case, beginning on or about the 15th day of January of the calendar year immediately following the calendar year in which my termination of employment occurs.

        3. OPTIONAL. EARLY RETIREMENT. In the event of my termination of employment by reason of retirement at or after age 55 but prior to age 65, at a time when the Units in my Matching Units Account are not yet fully vested, (complete only one of the following)

                ____ in one lump sum payment, or

                ____ in approximately equal annual installment payments for
                     ______ (a number not greater than 10) years,
                in either case, beginning on or about the 15th day of January of the calendar year immediately following the calendar year in which my early retirement occurs.

                NOTE: This election results in forfeiture of Matching Units that have not vested at the date of early retirement. It requires consent of the Compensation Committee, in its sole discretion. The election permits you to begin receiving payments earlier than otherwise permitted under the Plan.

NOTE: The elections you make in this Deferral Election regarding Method of Payment are binding and may be changed only in accordance with Section
        5.2 of the Plan.


III.    DESIGNATION OF BENEFICIARY

        I hereby designate the following person, persons or trust as my beneficiary with respect to the distribution of any benefits payable on my behalf under the Plan:


-----------------------------           ---------------------------------
Name                                    Relationship


-----------------------------           ---------------------------------
Name                                    Relationship

     Subject to the terms of the Plan and unless otherwise provided above, all benefits payable under the Plan by reason of my death shall be paid as follows:
(a) benefits shall be paid in equal shares to the named beneficiaries who survive me; (b) if no named beneficiary survives me or if no beneficiary is designated, benefits shall be paid as required under my will; or (c) in the event I have no will, under applicable state law, to the persons who at the date of my death would be entitled to share in the distribution of my personal estate under the provisions of the applicable statute then in force governing my intestate property.

     I further reserve the right to change the beneficiary designation at any time in the future on a form provided by Toro.

Date:
     --------------------     --------------------------------------------
                              Participant's Signature


                              --------------------------------------------
                              Please print name